UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2008

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, Church Street, Hamilton		HM 11 Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim review

As a result of a presentation by an associate chief accountant of the SEC on accounting for litigation settlements at the 35th Annual AICPA National Conference on Current SEC and PCAOB Developments held on December 10, 2007, Central European Media Enterprises Ltd. (the “Company”) initiated a review of the income statement provisions for legal contingencies in its financial statements. On February 21, 2008, the Audit Committee of the Company concluded, on the recommendation of management, that the Company had mistakenly classified accruals made in connection with certain outstanding litigation in the first and third quarters of 2007 within non-operating expenses instead of within operating expenses, and as a result of this error the Company’s previously issued quarterly financial statements should no longer be relied upon.  This mistaken classification from the first quarter of 2007 is replicated within the condensed consolidated statement of operations for the six months ended June 30, 2007 in the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2007.

The tables below present the impact on the Company’s consolidated statement of operations for each of the affected quarterly periods.

For the fiscal quarter	For the Three Months Ended
ended March 31, 2007	As Reported	Adjustment	As Restated

Consolidated Statement of Operations data:
Net revenues	$147,912	-	$147,912
Cost of revenue	104,071	-	104,071
Operating income	19,256	(5,969)	13,287
Other income / (expense)	(6,213)	5,969	(244)
Net income / (loss)	(250)	-	(250)

Net income / (loss) per share:
Basic EPS	$(0.01)	-	$(0.01)
Effect of dilutive securities	-	-	-
Diluted EPS	$(0.01)	-	$(0.01)

For the fiscal quarter	For the Three Months Ended			For the Six Months Ended
ended June 30, 2007	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated

Consolidated Statement of Operations data:
Net revenues	216,284	-	216,284	364,196	-	364,196
Cost of revenue	126,562	-	126,562	230,633	-	230,633
Operating income	66,579	-	66,579	85,835	(5,969)	79,866
Other income / (expense)	(546)	-	(546)	(6,759)	5,969	(790)
Net income / (loss)	34,590	-	34,590	34,340	-	34,340

Net income / (loss) per share:
Basic EPS	$0.84	-	$0.84	$0.84	-	$0.84
Effect of dilutive securities	(0.01)	-	(0.01)	(0.01)	-	(0.01)
Diluted EPS	$0.83	-	$0.83	$0.83	-	$0.83

For the fiscal quarter	For the Three Months Ended			For the Nine Months Ended
ended September 30, 2007	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated

Consolidated Statement of Operations data:
Net revenues	$174,836	-	$174,836	539,032	-	539,032
Cost of revenue	108,438	-	108,438	339,071	-	339,071
Operating income	34,950	(6,557)	28,393	120,785	(12,526)	108,259
Other income / (expense)	(6,513)	6,557	44	(13,272)	12,526	(746)
Net income / (loss)	(18,763)	-	(18,763)	15,577	-	15,577

Net income / (loss) per share:
Basic EPS	$(0.45)	-	$(0.45)	$0.38	-	$0.38
Effect of dilutive securities	-	-	-	-	-	-
Diluted EPS	$(0.45)	-	$(0.45)	$0.38	-	$0.38

The Company intends to restate its unaudited financial information for the three, six and nine month periods ended September 30, 2007 in amended Quarterly Reports on Form 10-Q/A for the periods ending March 31, 2007, June 30, 2007 and September 30, 2007 filed with the Securities and Exchange Commission on February 22, 2008. Senior officers of the Company as well as the Audit Committee have discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: February 22, 2008	/s/ Wallace Macmillan
Wallace Macmillan
Chief Financial Officer